Filed pursuant to 497(e)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG Managers Skyline Special Equities Fund

Supplement dated May 3, 2017 to the

Prospectus and Statement of Additional Information, each dated February 27, 2017

The following information supplements and supersedes any information to the contrary relating to AMG Managers Skyline Special Equities Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, the Fund is reopened to new investors.

The Prospectus is hereby amended as follows:

With respect to the sub-section “Buying and Selling Fund Shares” in the section “Summary of the Fund,” the first paragraph is hereby deleted in its entirety.

With respect to the sub-section “Other Important Information About the Fund and Its Investment Strategies and Risks” in the section “Additional Information About the Fund,” the heading “Fund Closure” and the subsequent two paragraphs are hereby deleted in their entirety.

The SAI is hereby amended as follows:

With respect to the section “General Information,” the fourth paragraph is hereby deleted in its entirety.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

ST418